UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2018

Southcross Energy Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-35719	45-5045230
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

1717 Main Street
Suite 5200
Dallas, Texas 75201
(Address of principal executive office) (Zip Code)

(214) 979-3700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A (Amendment No. 1) (this “Amendment”) is being filed by Southcross Energy Partners, L.P. (the “Partnership”) to amend the disclosure in Item 5.02 of the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 5, 2018 (the “Original Report”) to report that David Biegler was appointed as acting Chairman, President and Chief Executive Officer of Southcross Energy Partners GP, LLC, the general partner of the Partnership (the “General Partner”). Pursuant to Instruction 2 to Item 5.02 of Form 8-K, this Amendment is also being filed to amend and update Item 5.02 of the Original Report to provide certain compensation information for Mr. Biegler that was not determined at the time of filing of the Original Report.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on March 4, 2018, the Board of Directors of the General Partner (the “Board”) appointed David Biegler, as acting Chairman, President and Chief Executive Officer of the General Partner in connection with the announcement that Bruce A. Williamson, the Chairman, President and Chief Executive Officer was beginning a medical leave of absence. On May 10, 2018, the Board, upon recommendation of the Compensation Committee, determined that Mr. Biegler will be entitled to receive $150,000 as compensation for his service as acting Chairman, President and Chief Executive Officer. Mr. Biegler is not entitled to any other benefits of employment provided to other employees of the General Partner.

Mr. Biegler will continue to participate in the General Partner’s non-employee director compensation arrangements as disclosed in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2017 and will be reimbursed for certain expenses including those incurred in attending Board and committee meetings.

This Amendment is not amending or updating the Original Report except as described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southcross Energy Partners, L.P.

	By:	Southcross Energy Partners GP, LLC,
its general partner

Dated: May 16, 2018	By:	/s/ Bret M. Allan
		Name:	Bret M. Allan
		Title:	Senior Vice President and Chief Financial Officer